UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 10, 2006

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                     1-13408              56-1362926
(State or Other Jurisdiction of          (Commission           (IRS Employer
        Incorporation)                   File Number)        Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992


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ITEM 7.01.  Regulation FD Disclosure

On January 10, 2006, Digital Recorders, Inc. announced that its Digital Recorders (DR) division in Research Triangle Park, N.C., has entered into a $1.0 million-plus contract to supply automatic vehicle location and Talking Bus(R) automatic voice announcement systems (AVL/AVAS) for the paratransit bus fleet operated by the Jacksonville Transportation Authority (JTA) in Jacksonville, Fla.

This order does not represent a "material definitive agreement" of the type required to be disclosed under Item 1.01 of Form 8-K.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.        Financial Statements and Exhibits

(a)   Exhibits.
      99.1     Press release dated January 10, 2006.


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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DIGITAL RECORDERS, INC.

Date: January 10, 2006                      By:  /s/ DAVID N. PILOTTE
                                                 -------------------------------
                                                 David N. Pilotte
                                                 Chief Financial Officer


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INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION
------     -----------

  99.1     Press release dated January 10, 2006.